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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in this Report on Form 8-K/A of our report dated December 13, 1996 relating to the financial statements of Shamrock Computer Resources, Ltd. appearing on page F-64 of The Registry, Inc.'s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-19991).


                    Graves, McKenna, Lundeen & Almquist, P.L.L.P.


Minneapolis, Minnesota
February 5, 1997